UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported) August 7, 2006 (August 7, 2006)
ASSET CAPITAL CORPORATION, INC.
(Exact name of Registrant as specified in charter)

Maryland	000-52147	55-0896525

(State or other jurisdiction of incorporation)	(Commission file number)	(IRS employer identification no.)

4733 Bethesda Avenue, Suite 800, Bethesda, Maryland		20814

(Address of principal executive offices)		(Zip code)
Registrant’s telephone number, including area code (301) 656-2333
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.
     On August 7, 2006, Asset Capital Corporation, Inc. (the “Company”) filed with the Securities and Exchange Commission (the “SEC”) a request to withdraw its registration statement on Form S-11 (File No. 333-129087), together with all of the exhibits thereto, which the Company filed with the SEC on October 18, 2005 and amended on February 7, 2006, April 7, 2006, July 5, 2006, July 18, 2006, July 26, 2006 and August 1, 2006. In addition, the Company expects to terminate its obligation to file periodic and current reports under Sections 13 and 15(d) under the Securities Exchange Act of 1934, as amended. The Company believes market conditions make it inadvisable to proceed with its initial public offering of common stock.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: August 7, 2006

ASSET CAPITAL CORPORATION, INC.

By:	/s/ Peter C. Minshall

Name:	Peter C. Minshall
Title:	Chairman and Chief Executive Officer